EXHIBIT 99.1

          Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
            Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

     I, Michael L. Leeb, the Principal Executive Officer and Principal Accounting Officer of Skyline Multimedia Entertainment, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that to the best of my knowledge:

     (1) the Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: February 14, 2003


                                          /s/ Michael L. Leeb
                                        Name: Michael L. Leeb
                                       Title: Principal Executive Officer
                                              and Principal Accounting Officer